CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

I, Dmitri L. Stockton, certify that:

1.	I have reviewed the report on Form N-Q for each Registrant (collectively the “Registrants”) listed in Appendix A;

2.	Based on my knowledge, none of the reports contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by each report;

3.	Based on my knowledge, the schedules of investments included in each report fairly present in all material respects the investments of each Registrant as of the end of the fiscal quarter for which the report is filed;

4.	The Registrants’ other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for each Registrant and have:

a.	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to each Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which each report is being prepared;

b.	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c.	Evaluated the effectiveness of each Registrant’s disclosure controls and procedures and presented in each report our conclusion about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of each report, based on such evaluation; and

d.	Disclosed in each report any change in a Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting; and

5.	The Registrants’ other certifying officer and I have disclosed, to the Registrants’ auditors and the audit committee of the Registrants’ board of directors (or persons performing the equivalent functions):

a.	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect a Registrant’s ability to record, process, summarize, and report financial information; and

b.	Any fraud, whether or not material, that involves management or other employees who have a significant role in a Registrant’s internal control over financial reporting.

Date: August 24, 2015

/s/ Dmitri L. Stockton
Dmitri L. Stockton
Chairman of the Board and President, Elfun Funds
GE Asset Management Incorporated

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

I, Arthur A. Jensen, certify that:

1.	I have reviewed the report on Form N-Q for each Registrant (collectively the “Registrants”) listed in Appendix A;

2.	Based on my knowledge, none of the reports contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by each report;

3.	Based on my knowledge, the schedules of investments included in each report fairly present in all material respects the investments of each Registrant as of the end of the fiscal quarter for which the report is filed;

4.	The Registrants’ other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for each Registrant and have:

a.	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to each Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which each report is being prepared;

b.	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c.	Evaluated the effectiveness of each Registrant’s disclosure controls and procedures and presented in each report our conclusion about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of each report, based on such evaluation; and

d.	Disclosed in each report any change in a Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting; and

5.	The Registrants’ other certifying officer and I have disclosed, to the Registrants’ auditors and the audit committee of the Registrants’ board of directors (or persons performing the equivalent functions):

a.	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect a Registrant’s ability to record, process, summarize, and report financial information; and

b.	Any fraud, whether or not material, that involves management or other employees who have a significant role in a Registrant’s internal control over financial reporting.

Date: August 24, 2015

/s/ Arthur A. Jensen
Arthur A. Jensen
Treasurer, Elfun Funds

Appendix A

Elfun International Equity Fund

Elfun Trusts

Elfun Diversified Fund

Elfun Tax-Exempt Income Fund

Elfun Income Fund

Elfun Government Money Market Fund